                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   March 31, 1998
                                                   --------------


                              MARKET FACTS, INC.
                              ------------------
            (Exact name of registrant as specified in its charter)

                   Delaware                                 0-4781                         36-2061602
------------------------------------------------    ------------------------    ------------------------------------
(State or other jurisdiction of incorporation)      (Commission File Number)    (I.R.S. Employer Identification No.)

        3040 West Salt Creek Lane, Arlington Heights, Illinois                                  60005
      ----------------------------------------------------------                              -----------
              (Address of principal executive offices)                                        (Zip Code)


Registrant's telephone number, including area code   (847) 590-7000
                                                     --------------
                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated March 31, 1998. Item 7, as amended, appears below in its entirety.


Item 2.  Acquisition or Disposition of Assets.

Pursuant to an Asset Purchase Agreement by and among Market Facts, Inc. ("Company"), TRA Acquisition Corp., a wholly-owned subsidiary of the Company ("TRA"), Donald E. Rupnow, Daniel W. Fish and Tandem Research Associates, Inc. ("Tandem Research") dated March 31, 1998, TRA acquired certain assets and assumed certain liabilities of Tandem Research. Tandem Research is a 16 year-old firm providing specialized custom and multi-client research products and services to leading pharmaceutical companies and emerging biotech firms.

The purchase price for the acquired assets and liabilities of Tandem Research was an amount equal to (i) $14,424,000 in cash paid at closing, (ii) the assumption of approximately $590,000 of customer deposit liabilities, and (iii) additional contingent payments based on TRA exceeding certain earnings targets for the period April 1, 1998 through March 31, 2001 (the "Additional Purchase Price"). The Additional Purchase Price equals (i) 3.25 multiplied by the amount by which TRA's aggregate earnings before interest and income taxes ("EBIT") during each year in the three-year period after the closing exceeds certain specified amounts, up to a maximum aggregate payment of $9,000,000, plus (ii) fifty percent of TRA's aggregate EBIT during the three-year period after the closing in excess of $9,931,000. At the election of Tandem Research, up to twenty-five percent of the Additional Purchase Price may be payable in shares of the Company's common stock with the specific number of shares to be determined based on the closing price of the stock on the last twenty trading days prior to the issuance of such shares. The terms of the transaction were determined through arms' length negotiations between the parties.

The acquisition will be accounted for under the purchase method of accounting and was financed with a portion of the proceeds from the Company's public stock offering in October 1997.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.




                          Independent Auditors' Report


The Board of Directors
Tandem Research Associates, Inc.:

We have audited the accompanying balance sheet of Tandem Research Associates, Inc. as of December 31, 1997, and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tandem Research Associates, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                           KPMG Peat Marwick LLP
New York, New York
May 5, 1998

                       TANDEM RESEARCH ASSOCIATES, INC.

                                 Balance Sheet

                               December 31, 1997


Assets

Current assets:
     Cash                                                              $ 245,512
     Trade accounts receivable                                           580,404
     Revenue earned on contracts in progress in excess of billings        96,450
     Prepaid expenses and other assets                                    25,279
                                                                       ---------
   Total current assets                                                  947,645
                                                                       ---------

Property and equipment                                                    74,723
Less: accumulated depreciation                                          (34,052)
                                                                       ---------
     Property and equipment, net                                          40,671
                                                                       ---------

Security deposits                                                          4,914
                                                                       ---------

     Total assets                                                      $ 993,230
                                                                       =========

Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable and accrued expenses                             $ 239,805
     Billings in excess of revenue earned on contracts in progress       749,711
                                                                       ---------
     Total current liabilities                                           989,516
                                                                       ---------

Stockholders' equity:
     Capital stock, par value $1 per share;
          authorized 200 shares; issued and
          outstanding 20 shares                                               20
     Retained earnings                                                     3,694
                                                                       ---------
          Total stockholders' equity                                       3,714
                                                                       ---------

          Total liabilities and stockholders' equity                   $ 993,230
                                                                       =========

See accompanying notes to financial statements.

                       TANDEM RESEARCH ASSOCIATES, INC.

                 Statement of Operations and Retained Earnings

                      For the year ended December 31, 1997



Revenue                                                               $5,827,737

Selling, general and administrative                                    5,398,492
                                                                      ----------
     Income from operations                                              429,245

Other income, net                                                          5,280
                                                                      ----------
     Net income                                                          434,525

Accumulated deficit at beginning of year                                 (30,831)

Stockholders' distributions                                             (400,000)
                                                                      ----------
Retained earnings at end of year                                      $    3,694
                                                                      ==========

See accompanying notes to financial statements.

                       TANDEM RESEARCH ASSOCIATES, INC.

                            Statement of Cash Flows

                      For the year ended December 31, 1997



Cash flows from operating activities:
     Net income                                                                    $    434,525
     Adjustments to reconcile net income to net cash
          provided by operating activities:
               Depreciation                                                              13,145
               Changes in assets and liabilities:
               Accounts receivable                                                     (229,813)
               Prepaid expenses and other current assets                                (25,279)
               Other assets                                                                (200)
               Accounts payable and accrued expenses                                     37,331
               Billings in excess of revenues earned on contracts in progress, net      339,786
                                                                                      ---------

                    Net cash provided by operating activities                           569,495
                                                                                      ---------

Cash flows used in investing activities -
     purchases of property and equipment                                                (18,000)
                                                                                      ---------

Cash flows used in financing activities:
     Distributions to stockholders                                                     (400,000)
                                                                                      ---------

                    Net increase in cash                                                151,495

Cash at beginning of year                                                                94,017
                                                                                      ---------

Cash at end of year                                                                $    245,512
                                                                                      =========
Supplemental disclosure of cash flow information:
     Cash paid during year for:
          Interest                                                                 $        -
                                                                                      =========

          Income taxes                                                             $        -
                                                                                      =========


See accompanying notes to financial statements.

                       TANDEM RESEARCH ASSOCIATES, INC.

                         Notes to Financial Statements

                               December 31, 1997

(1)  Organization

     Tandem Research Associates, Inc. ("the Company") provides market research services to the pharmaceutical industry. The Company operates two distinct divisions, Cancer Audit division and Custom Research division.

(2)  Summary of Significant Accounting Policies

     Property and Equipment

     Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. The Company currently uses five years as the estimated useful life of all assets.

     Income Taxes

     The Company has elected to be taxed as an S corporation for Federal income tax purposes and has filed to be similarly taxed by certain other tax jurisdictions that recognize such status. Accordingly, income taxes in the jurisdictions that recognize S corporation status are the responsibility of the stockholders.

     Revenue Recognition

     The Company recognizes contract revenue using the percentage of completion method. The Company matches earned income with related costs on a consistent basis. Income and/or expenses are either accrued or deferred depending upon the percentage of completion of each study. The completed jobs are reviewed by management to account for differences between estimates and actual results. The accrued income is shown as revenue earned on contracts-in-progress in excess of billings and unearned income for projects billed but not earned is shown as billings in excess of revenue earned on contracts-in-progress.

     Use of Estimates

     The financial statements have been prepared in conformity with generally accepted accounting principles, which require the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3)  Fair Value of Financial Instruments

     The carrying amounts of cash, accounts receivable, other current assets, accounts payable, accrued expenses and other current liabilities approximate fair value at December 31, 1997 because of the short-term maturity of these instruments.

                       TANDEM RESEARCH ASSOCIATES, INC.

                         Notes to Financial Statements

                               December 31, 1997


(4)  Employee Money Purchase Plan

     The Company provides employees having at least two years of service with a fully vested Money Purchase Plan whereby Company contributions are determined as a percentage of each covered employee's salary. Company contributions totaled $48,884 in 1997.


(5)  Commitments

     The Company occupies office space under various long-term operating leases. These leases are subject to escalation based on cost of living adjustments. The following is a summary of future minimum lease payments under these leases at December 31, 1997:

                 Years ending December 31,:            Amount
                 -------------------------             ------
                            1998                     $ 63,248
                            1999                       64,793
                            2000                       12,500
                                                     -------
                                                     $140,541
                                                     ========

     Aggregate rent expense for operating leases approximated $51,506 in 1997.


(6)  Concentration of Credit Risk

     The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. As of December 31, 1997, the Company's cash balances uninsured by the FDIC totaled $173,732.

     Concentration of credit with respect to trade receivables exists because the following clients account for greater than 10% of outstanding trade receivables at December 31, 1997:

             Client 1:        $ 144,450      25%
             Client 2:          141,233      24
             Client 3:           81,800      14
                                -------      --
                              $ 367,483      63%
                                =======      ==

     In addition, concentrations in the area of large sales volume to a limited number of clients exist. The five largest clients, in terms of volume, account for approximately 43% of gross billings. The aforementioned clients are Fortune 500 companies.


(7)  Subsequent Event

     The Company signed an Asset Purchase Agreement, dated March 31, 1998, with Market Facts, Inc. for the sale of certain assets and liabilities of the Company for approximately $14,424,000 in cash and the assumption of approximately $590,000 in customer deposit liabilities. There is also additional contingent payments based on the Company exceeding certain earnings targets for the period April 1, 1998 through March 31, 2001.

(b)  Pro forma financial information.


                      Market Facts, Inc. and Subsidiaries
             Pro Forma Condensed Consolidated Financial Statements


The following unaudited pro forma condensed consolidated statements of earnings for the year ended December 31, 1997 and the three months ended March 31, 1998 present the unaudited pro forma results of operations of the Company assuming the acquisition of Tandem Research Associates, Inc. had been consummated as of January 1, 1997.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto previously filed on Form 10-K and Tandem Research Associates, Inc.'s financial statements and notes thereto included in Item 7 (a) of this Form 8-K/A. The unaudited pro forma condensed consolidated statements of earnings do not necessarily reflect actual results which may have occurred if the acquisition had taken place as of January 1, 1997, nor are they necessarily indicative of the results of future combined operations.

                      Market Facts, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Earnings
                         Year Ended December 31, 1997



                                                          Market Facts,    Tandem Research
                                                              Inc.          Assoc., Inc.
                                                           Historical        Historical                              Pro Forma
                                                           Statements        Statements       Adjustments             Results
                                                          ------------     ---------------    -----------            ---------
Revenue                                                   $ 100,064,294        5,827,737               --           105,892,031
-------------------------------------------------------------------------------------------------------------------------------
Direct Costs:
  Payroll                                                    18,071,133          761,956               --            18,833,089
  Other expenses                                             38,321,485        1,490,115               --            39,811,600
-------------------------------------------------------------------------------------------------------------------------------
     Total                                                   56,392,618        2,252,071               --            58,644,689
-------------------------------------------------------------------------------------------------------------------------------
     Gross Margin                                            43,671,676        3,575,666               --            47,247,342
-------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
  Selling                                                     3,324,273          166,751               --             3,491,024
  General and administrative                                 28,702,981        2,930,786          617,364 (a)        32,254,131
                                                                                                    3,000 (b)
  Contributions to profit-sharing trust
    and employee stock ownership plans                        1,363,259           48,884               --             1,412,143
-------------------------------------------------------------------------------------------------------------------------------
     Total                                                   33,390,513        3,146,421          620,364            37,157,298
-------------------------------------------------------------------------------------------------------------------------------
     Income from operations                                  10,281,163          429,245         (620,364)           10,090,044
-------------------------------------------------------------------------------------------------------------------------------
Other Income (Expense):
  Interest expense                                           (1,131,920)              --               --            (1,131,920)
  Interest income                                               298,141            5,380               --               303,521
  Other income, net                                              87,714             (100)              --                87,614
-------------------------------------------------------------------------------------------------------------------------------
     Total                                                     (746,065)           5,280               --              (740,785)
-------------------------------------------------------------------------------------------------------------------------------
Income Before Provision For Income Taxes                      9,535,098          434,525         (620,364)            9,349,259
Provision For Income Taxes                                    3,713,000               --         (248,146) (c)        3,638,664
                                                                                                  173,810  (d)
-------------------------------------------------------------------------------------------------------------------------------
Net Income                                                $   5,822,098          434,525         (546,028)            5,710,595
-------------------------------------------------------------------------------------------------------------------------------

Pro Forma Adjustment to Compensation Expense:
  Contractual changes to be made in officers' salaries                                                             $  2,496,620 (e)
  Related income taxes                                                                                                 (998,648)(c)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,497,972
-------------------------------------------------------------------------------------------------------------------------------
Pro Forma Net Income After Adjustment
  to Compensation Expense                                                                                          $  7,208,567
===============================================================================================================================

Basic Earnings Per Share                                  $        0.80                                                    0.99
===============================================================================================================================

Diluted Earnings Per Share                                $        0.77                                                    0.95
===============================================================================================================================

Shares used to calculate basic EPS                            7,294,537                                               7,294,537
===============================================================================================================================

Shares used to calculate diluted EPS                          7,560,498                                               7,560,498
===============================================================================================================================

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                      Market Facts, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Earnings
                   For the Three Months Ended March 31, 1998

                                                            Market Facts,   Tandem Research
                                                                Inc.         Assoc., Inc.
                                                             Historical       Historical                           Pro Forma
                                                             Statements       Statements       Adjustments          Results
                                                            -------------   ---------------    -----------         ---------
Revenue                                                     $  29,245,281      1,339,946                --         30,585,227
------------------------------------------------------------------------------------------------------------------------------
Direct Costs:
  Payroll                                                       5,342,539        157,895                --          5,500,434
  Other expenses                                               11,254,038        224,279                --         11,478,317
------------------------------------------------------------------------------------------------------------------------------
     Total                                                     16,596,577        382,174                --         16,978,751
------------------------------------------------------------------------------------------------------------------------------
     Gross Margin                                              12,648,704        957,772                --         13,606,476
------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
  Selling                                                       1,131,678         27,642                --          1,159,320
  General and administrative                                    8,837,614        123,286           154,341 (a)      9,115,991
                                                                                                       750 (b)

  Contributions to profit-sharing trust and employee
    stock ownership plans                                         312,325         15,000                --            327,325
------------------------------------------------------------------------------------------------------------------------------
     Total                                                     10,281,617        165,928           155,091         10,602,636
------------------------------------------------------------------------------------------------------------------------------
     Income from operations                                     2,367,087        791,844          (155,091)         3,003,840
------------------------------------------------------------------------------------------------------------------------------
Other Income (Expense):
  Interest expense                                               (281,262)            --                --           (281,262)
  Interest income                                                 331,537          1,909                --            333,446
  Other income, net                                                10,823             --                --             10,823
------------------------------------------------------------------------------------------------------------------------------
     Total                                                         61,098          1,909                --             63,007
------------------------------------------------------------------------------------------------------------------------------
Income Before Provision For Income Taxes                        2,428,185        793,753          (155,091)         3,066,847
Provision For Income Taxes                                      1,036,778             --           (62,036) (c)     1,292,243
                                                                                                   317,501  (d)
------------------------------------------------------------------------------------------------------------------------------
Net Income                                                  $   1,391,407        793,753          (410,556)         1,774,604
------------------------------------------------------------------------------------------------------------------------------

Pro Forma Adjustment to Compensation Expense:
  Contractual changes to be made in officers' salaries                                                          $     (52,749) (e)
  Related income taxes                                                                                                 21,100  (c)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (31,649)
------------------------------------------------------------------------------------------------------------------------------
Pro Forma Net Income After Adjustment
  to Compensation Expense                                                                                       $   1,742,955
==============================================================================================================================

Basic Earnings Per Share                                    $        0.16                                                0.20
==============================================================================================================================

Diluted Earnings Per Share                                  $        0.15                                                0.19
==============================================================================================================================

Shares used to calculate basic EPS                              8,834,939                                           8,834,939
==============================================================================================================================

Shares used to calculate diluted EPS                            9,149,335                                           9,149,335
==============================================================================================================================

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to Pro Forma Condensed Consolidated Financial Statements

Note 1
------

On March 31, 1998, TRA Acquisition Corp. ("TRA"), a wholly-owned subsidiary of the Company, acquired certain assets and assumed certain liabilities of Tandem Research Associates, Inc. ("Tandem Research"), a 16 year-old firm providing specialized custom and multi-client research products and services to leading pharmaceutical companies and emerging biotech firms. The purchase price was an amount equal to (i) $14,424,000 in cash paid at closing, (ii) the assumption of approximately $590,000 of customer deposit liabilities, and (iii) additional contingent payments based on TRA exceeding certain earnings targets for the period April 1, 1998 through March 31, 2001 (the "Additional Purchase Price"). The Additional Purchase Price equals (i) 3.25 multiplied by the amount by which TRA's aggregate earnings before interest and income taxes ("EBIT") during each year in the three-year period after the closing exceeds certain specified amounts, up to a maximum aggregate payment of $9,000,000, plus (ii) fifty percent of TRA's aggregate EBIT during the three-year period after the closing in excess of $9,931,000. At the election of Tandem Research, up to twenty-five percent of the Additional Purchase Price may be payable in shares of the Company's common stock.

The acquisition was accounted for under the purchase method of accounting. The preliminary allocation of the purchase price represents an estimate of the fair values of the assets acquired and liabilities assumed, including estimated professional fees and other acquisition expenses expected to be incurred. The excess of the purchase price over the estimated fair values of the assets acquired and liabilities assumed of $15,434,088 has been recorded as goodwill. This preliminary allocation of purchase price is subject to further adjustments; however, the Company does not expect the estimated values to change materially upon finalization of the allocation of the purchase price.

The pro forma adjustments reflect the following:

(a) Represents the amortization of goodwill on a straight-line basis over 25 years.

(b) Represents the amortization of the noncompete agreements on a straight-line basis over their 5 year term.

(c) Represents the tax effect of the pro forma adjustments using a statutory rate of 40%.

(d) Represents federal and state income tax expense on Tandem Research's historical income before provision for income taxes using a statutory rate of 40%.

(e) The Company entered into employment agreements with two of Tandem Research's officers effective on the date of the acquisition. The agreements change the salaries and bonuses previously paid to these officers. This adjustment represents those contractual salary and bonus changes.


Note 2
------

The purchase price includes contingent payments based on TRA exceeding certain earnings targets for the period April 1, 1998 through March 31, 2001 as described in Note 1. These contingent payments will be recorded as goodwill at the time the Company has determined beyond a reasonable doubt that such contingent payments will be made and will be amortized over the remaining useful life of the goodwill.

(c)  Exhibits.

See Index to Exhibits immediately following the signature page.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Market Facts, Inc.
                                             ----------------------
                                                  (Registrant)




Date:   June 11, 1998                        /s/ Timothy J. Sullivan
        -------------                        -----------------------
                                               Timothy J. Sullivan
                                 Chief Financial Officer, Senior Vice President,
                                        Treasurer and Assistant Secretary
                                          (Principal Financial Officer)

Date:   June 11, 1998                        /s/ Anthony J. Solarz
        -------------                        ---------------------
                                               Anthony J. Solarz
                                                  Controller
                                        (Principal Accounting Officer)

                               INDEX TO EXHIBITS


Exhibit Number  Description
--------------  -----------

    (2) Asset Purchase Agreement by and among Market Facts, Inc., TRA Acquisition Corp., Donald E. Rupnow, Daniel Fish and Tandem Research Associates, Inc. dated as of March 31, 1998. (1)

    (4)(a) Article Fourth of Restated Certificate of Incorporation (2), as amended. (3)

    (4)(b)      Rights Agreement as Amended and Currently in Effect. (4)

    (4)(c) Certificate of Designation, Preferences and Rights of Series B Preferred Stock. (5)

    (10.1)      Employment Agreement with Donald E. Rupnow. (1)

    (10.2)      Employment Agreement with Daniel W. Fish. (1)

    (23)        Consent of KPMG Peat Marwick LLP
__________________

(1)  Incorporated by reference to Registrant's Form 8-K dated March 31, 1998.

(2) Incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996.

(3) Incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

(4) Incorporated by reference to Registrant's Form 8-A dated July 3, 1996, commission file number 0-04781.

(5) Incorporated by reference to Exhibit No. 99(c)(4) of Registrant's Schedule 13E-4 dated June 11, 1996, commission file number 5-20859.